UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2019

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 11, 2019, The Wendy’s Company (the “Company”) held its Investor Day in Dublin, Ohio, during which the Company provided an overview of its long-term strategic vision, including additional details regarding its plans to launch breakfast across the U.S. system in 2020, as well as an update on its U.S. business operations, digital experience initiatives and international business strategy. The Company also announced updated 2020 goals and a new long-term outlook.

As part of its Investor Day presentation, the Company reported certain preliminary results of operations for its recently completed third quarter ending September 29, 2019. The Company announced global systemwide sales growth of 5.7%, North America same-restaurant sales growth of 4.4% and 40 global restaurant openings for the third quarter. The Company also announced that it now expects global systemwide sales growth for the fiscal year ended December 29, 2019 to be at the high end of its previously announced range of 3.0-4.0%.

The Company also issued a press release on October 11, 2019 regarding certain of the information discussed at its Investor Day, including the results of operations described above, the Company’s new long-term outlook and an increase in the Company’s quarterly cash dividend rate. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02, including the Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 2.02, including the Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information in Item 2.02 is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on October 11, 2019.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: October 11, 2019	By:	/s/ Michael G. Berner
Michael G. Berner
Associate General Counsel – Corporate and
Securities, and Assistant Secretary